Third Quarter
2004 Review
October 26, 2004

John V. Faraci
Chairman & CEO

Christopher P. Liddell
SVP & CFO

Forward Looking Statements

  Statements on these slides or in this presentation that are not historical are forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, uncertainty as to whether the sale of Weldwood of Canada, Ltd. will be completed, the ability of International Paper and West Fraser Timber Co. to meet closing conditions, the strength of demand for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated cost savings, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions and changes in currency exchange rates. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company’s Securities and
Exchange Commission filings.

During the course of this presentation, certain non-

Statements Relating to
Non-GAAP Financial Measures

3

U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com under
Investor Information

Agenda

Third Quarter Review

Business Performance

Outlook

Third Quarter 2004 Summary

Revenues growing, volumes remained strong,
reflecting healthy demand

Continued to implement IP announced price
increases

Raw material costs remained high and rising

Negative impact on earnings from hurricanes

Continued to focus on non-price improvement

IP Net Sales Revenue

1Q

3Q

1Q

2001

2002

2Q

4Q

2Q

3Q

4Q

1Q

2Q

2003

3Q

4Q

1Q

2004

2Q

3Q

$B

3Q’04 highest net sales revenue since 1Q’01

6

5

5.5

6.5

7

EPS from Continuing Operations
and Before Special Items*

1Q

1Q

3Q

1Q

3Q

.75

.49

.24

2001

2002

2Q

.03

.59

4Q

2Q

4Q

2000

.11

.11

.11

.11

.32

2Q

3Q

4Q

1Q

2Q

2003

.32

3Q

.30

4Q

.14

1Q

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

.20

.22

.20

.12

2004

2Q

.43

.33

3Q

3Q’04 vs. 2Q’04

($.03)

EPS $ / Share

$.33

$.04

($.01)

$.01

($.03)

  Wood Costs    $0.00
  Energy           ($0.01)
  Other             ($0.02)

2Q’04  Tax Rate 31%

3Q’04  Tax Rate 29%

Paper/Pkg.     $0.15

Wood Prod    ($0.05)

EPS from cont. ops. before special items

$.10

$.43

$.00

$.02

8

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

2Q'04

Price

Volume

Cost/Mix

Raw

Material

Hurricane

Land

Sales

Tax

Other

3Q'04

9M’04 vs. 9M’03

$0.00

$0.10

$0.20

$0.30

$0.40

$0.50

$0.60

$0.70

$0.80

$0.90

$1.00

$1.10

$1.20

9M'03

Price

Volume

Cost/Mix

Raw

Material

Hurricane

Land

Sales

Interest

Tax

Pension

Other

9M'04

($.14)

EPS $ / Share

$.56

$.28

$.13

($.05)

($.03)

$.19

Sep’03  Tax Rate 25%

Sep’04  Tax Rate 30%

Paper/Pkg.    ($0.22)

Wood Prod     $0.30

$.08

$.04

$.88

($.11)

EPS from cont. ops before special items

($.07)

9

  Wood Costs
  Energy
  Other

($0.07)

($0.04)

($0.03)

(200)

(160)

(120)

(80)

(40)

0

Wood

Natural

Gas

LDPE

Oil/Coal

Impact of Higher Raw Material Cost

EBIT impact 2004 vs. 2002

EBIT ($)

(140)

(55)

(30)

(175)

(30)

Material costs $430 million negative EBIT

impact 2004 full year estimate versus 2002

Caustic/
Other

Cost Reduction Initiatives

Reducing purchased energy consumption

Purchased energy consumption in key

businesses reduced by 8-10% since 2002

10

11

12

13

14

15

16

Printing Papers

Bleached Board

2002

2004 YTD

2003

OSC

Earnings and ROI Improving

3Q’04

3.6

5.0

2Q’04

3.2

4.2

2003

2.9

3.8

EBITDA ($B)

ROI (%)

Annualized

Printing Papers

$  1,920

160

Sales

Earnings

3Q’04

2Q’04

$ Millions

Uncoated*

Coated*

Pulp*

Europe

  (1%)

  8%

   1%

  (2%)

3Q’04 Change vs 2Q’04:

Volume

Realizations/ton

* U.S. operations only

Average IP realization (includes the impact of mix across all grades)
Europe is average commodity cut size price excluding Russia

$  1,850

141

Cut size

Printing

  Papers

Envelope

Bristols

13

$50

$50

$10

$35

$35

$10

(€20)

$30

$50

Forms

Packaging

$  2,005

183

Sales

Earnings

3Q’04

2Q’04

$ Millions

Containerboard

U.S. Container

Bleached Board

$40

$40

$15

Volume

Realizations/ton

$  1,775

115

3Q’04 Change vs 2Q’04:

    Average IP realization (includes the impact of mix across all grades)

5%

  21%

1%

Forest Products

$  600

191

Sales

Earnings

3Q’04

2Q’04

$ Millions

Lumber (mbf)

Plywood (msf)

            2%

            2%

($5)

($65)

Volume

Realizations/unit

Average IP realization (includes the impact of mix across all grades)

$  625

222

3Q’04 Change vs 2Q’04:

Reconciliation to Net Earnings

Per share

($1.13)

Net Earnings

Earnings from Continuing Operations

and Before Special Items

$0.43

Special Items

0.00

Earnings from Continuing Operations

$0.43

Discontinued Operations

(Weldwood)

($1.56)

$MM

EPS

Special Items & Discontinued
Operations – 3Q04

17

Special Items

Insurance Recoveries

103

Divestitures

(38)

Restructuring & Others

(49)

16

Tax & Min. Int. Impact of Above

(17)

Special Items Total

(1)

(0.00)

Discontinued Operations (Weldwood)

Loss on Sale

(385)

Tax Expense

(410)

3Q’04 Earnings

38

(757)

(1.56)

Net Loss

(758)

(1.56)

Outlook

Demand remains solid

Previously announced IP paper and packaging price
increases continue to be implemented

Higher prices in paper and packaging partly offset by
lower prices in wood products and higher raw material
costs

Operations improving

4Q’04 corporate expenses ~ $130 million; Tax rate 30%*

Continuing focus on non-price improvement

* Before special charges

Q & A

Appendix

* U.S. only. Uncoated excludes fine papers

Average Sales Realizations

Forest
Products

       $/ton

Packaging

       $/ton

Printing
Papers*

283

368

303

325

332

373

368

364

629

649

689

701

376

406

445

458

425

473

481

477

730

715

749

752

749

747

780

790

3Q’03

Segments

3Q’04

Average Sales Realizations

2Q’04

Sept 2004

Plywood, $/MSF

Lumber, $/MBF

Corrugated boxes

Containerboard

Pulp

Coated

Uncoated

Grades

  Average IP realization (includes the impact of mix across all grades)

Hurricane Impact

Paper

Packaging

Forest Products

Other

$ (11)

(2)

(3)

(2)

Total

$ (18)

3Q’04 Earnings impact by segment

$ Millions

2004 Earnings from Continuing
Operations

MI – Minority Interest;  Net – Net Income;  ETR – Effective Tax Rate; EPS – Earnings per Share

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

23

Pre-Tax
 $ MM

Tax
$ MM

MI
$ MM

ETR

Avg. Shares
MM Shares

EPS
$/Share

Net
$ MM

Before Special Items

Q1

110

(36)

(14)

60

33%

484.4

.12

Q2

248

(77)

(12)

159

31%

485.6

.33

Q3

316

(90)

(17)

209

29%

486.4

.43

Special Items

Q1

(14)

5

-

(9)

36%

484.4

(.02)

Q2

(138)

62

(21)

(97)

45%

485.6

(.20)

Q3

16

(32)

15

(1)

200%

486.4

-

Earnings from Operations

Q1

96

(31)

(14)

51*

32%

484.4

.10

Q2

110

(15)

(33)

62*

14%

485.6

.13

Q3

332

(122)

(2)

208*

37%

486.4

.43